UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2003

ENDWAVE CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31635 (Commission File Number)	95-4333817 IRS Employer Identification No.)

990 Almanor Avenue, Sunnyvale, CA (Address of Principal Executive Offices)	94085 (Zip Code)

Registrant’s telephone number, including area code: (408) 522-3100

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.	Regulation FD Disclosure (Information provided under Item 12 — Disclosure of Results of Operations and Financial Condition).

On May 7, 2003, Endwave Corporation, a Delaware corporation, issued a press release announcing its financial results to the first quarter ended March 31, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K, including the exhibit, is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
By:	/s/ Julianne M. Biagini Julianne M. Biagini Senior Vice President and Chief Financial Officer

Date: May 7, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 7, 2003